# SUPPLEMENTAL INFORMATION

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2016 AND 2015

WASHINGTON PRIME GROUP

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of minimum rents, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDA and key balance sheet metrics	8
Key guidance assumptions	9

Operational Data
Operating metrics	10
Leasing results	11
Releasing spreads	12
Top 10 tenants	13
Lease expirations	14

Development Activity
Capital expenditures	15
Redevelopment projects	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015

Revenue:
Minimum rent (see components on page 4)	$145,609	$153,603	$572,781	$623,113
Overage rent	5,095	5,902	12,882	14,040
Tenant reimbursements	59,138	60,897	236,510	259,774
Other income (see components on page 4)	7,943	8,969	21,302	24,429
Total revenues	217,785	229,371	843,475	921,356

Expenses:
Property operating	(41,937)	(49,068)	(166,690)	(197,287)
Real estate taxes	(25,454)	(25,129)	(102,638)	(109,548)
Advertising and promotion	(2,908)	(3,693)	(10,375)	(11,635)
Total recoverable expenses	(70,299)	(77,890)	(279,703)	(318,470)
Depreciation and amortization	(69,228)	(71,824)	(281,150)	(332,469)
Provision for credit losses	(1,707)	(203)	(4,508)	(2,022)
General and administrative	(8,942)	(13,826)	(37,317)	(48,154)
Merger, restructuring and transaction costs	—	(3,492)	(29,607)	(31,653)
Ground rent	(1,076)	(1,116)	(4,318)	(6,874)
Impairment loss	(1,178)	(138,120)	(21,879)	(147,979)
Total operating expenses	(152,430)	(306,471)	(658,482)	(887,621)

Operating Income (Loss)	65,355	(77,100)	184,993	33,735

Interest expense, net	(32,243)	(34,136)	(136,225)	(139,923)
Gain on extinguishment of debt, net	534	—	34,612	—
Income and other taxes	(817)	211	(2,232)	(849)
Income (loss) from unconsolidated entities, net	857	404	(1,745)	(1,247)
Gain (loss) on disposition of interests in properties, net	129	(985)	(1,987)	4,162

Net income (loss)	33,815	(111,606)	77,416	(104,122)
Net income (loss) attributable to noncontrolling interests	4,891	(18,140)	10,285	(18,825)
Net income (loss) attributable to the Company	28,924	(93,466)	67,131	(85,297)
Less: Preferred share dividends	(3,508)	(3,508)	(14,032)	(15,989)
Net income (loss) attributable to common shareholders	$25,416	$(96,974)	$53,099	$(101,286)

Earnings (loss) per common share, basic and diluted	$0.14	$(0.53)	$0.29	$(0.55)

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	December 31,	December 31,
	2016	2015
Assets:
Investment properties at cost	$6,245,414	$6,568,662
Construction in progress	49,214	87,538
	6,294,628	6,656,200
Less: accumulated depreciation	2,122,572	2,225,750
	4,172,056	4,430,450

Cash and cash equivalents	59,353	116,253
Tenant receivables and accrued revenue, net (see components on page 3)	99,967	91,603
Real estate assets held-for-sale	50,642	30,000
Investment in and advances to unconsolidated entities, at equity	458,892	488,071
Deferred costs and other assets (see components on page 3)	266,556	303,232
Total assets	$5,107,466	$5,459,609

Liabilities:
Mortgage notes payable	$1,618,080	$1,793,439
Notes payable	247,637	246,728
Unsecured term loans	1,334,522	1,332,812
Revolving credit facility	306,165	275,622
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	309,178	379,112
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,399
Total liabilities	3,833,995	4,046,104

Redeemable noncontrolling interests	10,660	6,132

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,232,638	1,225,926
Accumulated deficit	(346,706)	(214,243)
Accumulated other comprehensive income	4,916	1,716
Total stockholders' equity	1,093,443	1,215,994
Noncontrolling interests	169,368	191,379
Total equity	1,262,811	1,407,373
Total liabilities, redeemable noncontrolling interests and equity	$5,107,466	$5,459,609

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	December 31,	December 31,
	2016	2015

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$39,097	$39,092
Tenant receivable	17,701	14,027
Allowance for doubtful accounts, net	(8,578)	(4,222)
Unbilled receivables and other	51,747	42,706
Total	$99,967	$91,603

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$90,922	$100,837
In place lease intangibles, net	70,907	99,836
Acquired above market lease intangibles, net	34,337	47,285
Mortgage and other escrow deposits	29,160	38,906
Prepaids, notes receivable and other assets, net	41,230	16,368
Total	$266,556	$303,232

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$167,636	$196,800
Below market lease intangibles, net	106,923	134,315
Other	34,619	47,997
Total	$309,178	$379,112

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015 (1)	2016	2015 (1)

Components of Minimum Rents:

Base rent	$135,200	$139,566	$537,854	$573,076
Mark-to-market adjustment	1,903	4,212	9,930	17,862
Straight-line rents	210	752	928	5,229
Temporary tenant rents	8,296	9,073	24,069	26,946
Total Minimum Rents	$145,609	$153,603	$572,781	$623,113

Components of Other Income:
Sponsorship and other ancillary property income	$4,166	$5,476	$10,111	$14,017
Fee income	1,800	1,584	6,709	3,890
Lease termination income	632	1,042	1,310	4,931
Other	1,345	867	3,172	1,591
Total Other Income	$7,943	$8,969	$21,302	$24,429

Components of Corporate Overhead:
General & administrative	$8,942	$13,826	$37,317	$48,154
Third party management fees & internal corporate overhead allocated to operating expense	4,824	6,722	25,464	23,454
Total Corporate Overhead	$13,766	$20,548	$62,781	$71,608

(1) Some reclassifications have been made for consistent presentation, primarily between temporary tenant rents and sponsorship and other ancillary property income.

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Funds from Operations ("FFO"):
Net income (loss)	$33,815	$(111,606)	$77,416	$(104,122)
Less: Preferred dividends and distributions on preferred operating partnership units	(3,567)	(3,567)	(14,272)	(16,217)
Real estate depreciation and amortization, including joint venture impact	76,192	80,658	311,038	352,000
Noncontrolling interests portion of depreciation and amortization	(31)	(111)	(147)	(225)
Impairment loss, including loss (gain) on the sale of interests in properties and other	1,049	139,105	24,066	143,817
Net (income) loss attributable to noncontrolling interest holders in properties	(28)	(2)	(10)	18
FFO	$107,430	$104,477	$398,091	$375,271

Adjusted Funds from Operations:
FFO	$107,430	$104,477	$398,091	$375,271
Merger, restructuring and transaction costs	—	3,492	29,607	31,653
Bridge loan fee amortization	—	—	—	10,428
Gain on extinguishment of debt, net	(534)	—	(34,612)	—
Adjusted FFO	$106,896	$107,969	$393,086	$417,352

Weighted average common shares outstanding - diluted	221,123	220,204	220,741	219,037

FFO per diluted share	$0.49	$0.47	$1.80	$1.71
Total adjustments	$(0.00)	$0.02	$(0.02)	$0.20
Adjusted FFO per diluted share	$0.48	$0.49	$1.78	$1.91

Non-cash items included in FFO:
Non-cash stock compensation expense - excluding expenses included in the merger, restructuring and transaction costs above	$1,251	$2,858	$4,647	$10,115
Straight-line adjustment as an increase to minimum rents (1)	$710	$1,061	$3,312	$6,009
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$345	$637	$1,375	$2,201
Fair value of debt amortized as a decrease to interest expense (1)	$1,309	$424	$6,370	$14,889
Loan fee amortization - excluding bridge loan (1)	$1,189	$1,423	$5,599	$5,030
Mark-to-market/inducement adjustment as an increase to base rents (1)	$2,826	$5,765	$15,015	$20,580
Non-real estate depreciation (1)	$2,237	$1,173	$8,322	$4,010
Hedge ineffectiveness as a decrease to interest expense	$1,546	$193	$288	$193

(1) includes the pro-rata share of the joint venture properties

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2016	2015	Variance $		2016	2015	Variance $

Reconciliation of Comp NOI to Operating Income (Loss):
Operating income (loss)	$65,355	$(77,100)	$142,455		$184,993	$33,735	$151,258

Depreciation and amortization	69,228	71,824	(2,596)		281,150	332,469	(51,319)
General and administrative	8,942	13,826	(4,884)		37,317	48,154	(10,837)
Merger, restructuring and transaction costs	—	3,492	(3,492)		29,607	31,653	(2,046)
Impairment loss	1,178	138,120	(136,942)		21,879	147,979	(126,100)
Fee income	(1,800)	(1,584)	(216)		(6,709)	(3,890)	(2,819)
Management fee allocation	(178)	3,714	(3,892)		7,008	16,205	(9,197)
Adjustment to include Glimcher NOI from prior to merger (2)	—	—	—		—	4,269	(4,269)
Pro-rata share of unconsolidated joint ventures in comp NOI	13,165	12,477	688		46,976	13,990	32,986
Property allocated corporate expense	3,148	2,545	603		12,116	7,332	4,784
Non-comparable properties and other (1)	(193)	382	(575)		707	(4,278)	4,985
NOI from sold properties	(3,265)	(9,390)	6,125		(5,429)	(19,341)	13,912
Termination income and outparcel sales	(1,451)	(1,654)	203		(2,761)	(884)	(1,877)
Straight-line rents	(210)	(752)	542		(928)	(5,229)	4,301
Ground lease adjustments for straight-line and fair market value	(3)	69	(72)		(15)	1,175	(1,190)
Fair market value and inducement adjustments to base rents	(1,893)	(4,157)	2,264		(9,874)	(17,627)	7,753
Less: noncore properties (3)	(2,931)	(3,736)	805		(15,814)	(17,383)	1,569

Comparable NOI - core portfolio	$149,092	$148,076	$1,016		$580,223	$568,329	$11,894
Comparable NOI percentage change - core portfolio			0.7%				2.1%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented. The assets acquired as part of the Glimcher merger are included in comparable NOI, as described in note 2 below.

(2) Represents an adjustment to add the historical NOI amounts from the 23 properties acquired in the merger for periods prior to the January 15, 2015 merger date. This adjustment is included to provide comparability across the periods presented.

(3) NOI from the three noncore properties held in each period presented.

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2016	2015	Variance $	Variance %	2016	2015	Variance $	Variance %
Comparable Core Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$148,144	$145,335	$2,809	1.9%	$583,165	$570,774	$12,391	2.2%
Overage rent	5,434	5,904	(470)	-8.0%	13,905	13,872	33	0.2%
Tenant reimbursements	62,011	60,983	1,028	1.7%	247,973	250,532	(2,559)	-1.0%
Other	4,266	5,840	(1,574)	-27.0%	11,481	20,697	(9,216)	-44.5%
Total revenue	219,855	218,062	1,793	0.8%	856,524	855,875	649	0.1%

Expenses:
Recoverable expenses	(68,076)	(68,046)	(30)	0.0%	(265,032)	(279,005)	13,973	5.0%
Provision for credit losses	(1,090)	(346)	(744)	-215.0%	(4,827)	(2,116)	(2,711)	-128.1%
Ground rent	(1,597)	(1,594)	(3)	-0.2%	(6,442)	(6,425)	(17)	-0.3%
Total operating expenses	(70,763)	(69,986)	(777)	-1.1%	(276,301)	(287,546)	11,245	3.9%

Comp NOI - Excluding noncore properties	$149,092	$148,076	$1,016	0.7%	$580,223	$568,329	$11,894	2.1%

Comp NOI - Core enclosed retail properties	$114,256	$114,798	$(542)	-0.5%	$442,445	$436,400	$6,045	1.4%
Comp NOI - Community centers	$34,836	$33,278	$1,558	4.7%	$137,778	$131,929	$5,849	4.4%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 12/31/2016	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2016	Total Debt as of 12/31/2015	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2015	Schedule of Maturities by Year (2)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Our Share of Debt (1):
Mortgage debt
Fixed	$1,359,329	$1,359,329	$1,596,003	$1,596,003	2017	$328,350	6.1%			$328,350	6.1%
Variable	251,100	251,100	186,100	186,100	2018	86,421	3.1%			86,421	3.1%
Debt issuance costs	(5,010)	(5,010)	(6,347)	(6,347)	2019	147,549	6.3%	$808,000	2.1%	955,549	2.7%
Fair value debt adjustments	12,661	12,661	17,683	17,683	2020	197,563	4.3%	749,953	3.0%	947,516	3.3%
Total mortgage debt	1,618,080	1,618,080	1,793,439	1,793,439	2021	352,051	4.9%			352,051	4.9%
					2022	136,442	4.4%			136,442	4.4%
Unsecured debt					2023	21,390	5.0%	340,000	3.5%	361,390	3.6%
Credit facility	308,000	308,000	278,750	278,750	2024	355,676	4.7%			355,676	4.7%
Term loans	1,340,000	1,340,000	1,340,000	1,340,000	2025	—	0.0%			—	0.0%
Bonds payable	249,953	249,953	249,940	249,940	> 10 Years	401,189	3.9%			401,189	3.9%
Debt issuance costs	(9,629)	(9,629)	(13,528)	(13,528)	Fair value and debt issuance cost adjustments	13,659		(9,629)		4,030
Total unsecured debt	1,888,324	1,888,324	1,855,162	1,855,162	Total debt	$2,040,290	4.8%	$1,888,324	2.7%	$3,928,614	3.8%

Total consolidated debt	$3,506,404	$3,506,404	$3,648,601	$3,648,601

Unconsolidated debt:					(1) Includes pro-rata share of unconsolidated debt
Mortgage loans payable	$864,215	$416,202	$893,303	$416,494	(2) Includes extension options
Debt issuance costs	(3,537)	(1,710)	(2,764)	(1,410)
Fair value debt adjustments	15,133	7,718	17,776	9,066
Total unconsolidated debt	$875,811	$422,210	$908,315	$424,150

Total debt:	$4,382,215	$3,928,614	$4,556,916	$4,072,751

	% of Total Debt as of 12/31/16	Our Share of Total Debt as of 12/31/16	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity

Consolidated debt:
Fixed	76%	$2,654,617	4.2%	4.1
Variable	24%	851,787	2.2%	2.4
Total Consolidated	100%	$3,506,404	3.7%	3.7

Unconsolidated debt:
Fixed	100%	$422,210	4.1%	8.0
Variable	0%	—
Total Unconsolidated	100%	$422,210	4.1%	8.0

Total debt:
Fixed	78%	$3,076,827	4.2%	4.6
Variable	22%	851,787	2.3%	2.5
Total debt	100%	$3,928,614	3.8%	4.1

SUPPLEMENTAL INFORMATION | 7

EBITDA AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Calculation of EBITDA:
Net income (loss)	$33,815	$(111,606)	$77,416	$(104,122)
Interest expense, net	32,243	34,136	136,225	139,923
Income and other taxes	817	(211)	2,232	849
Depreciation and amortization	69,228	71,824	281,150	332,469
(Gain) loss on disposition of interests in properties, net	(129)	985	1,987	(4,162)
Impairment loss	1,178	138,120	21,879	147,979
Gain on extinguishment of debt, net	(534)	—	(34,612)	—
EBITDA	136,618	133,248	486,277	512,936
Adjustments related to pro-rata share of unconsolidated entities, net	13,013	13,125	55,049	31,077
Merger, restructuring and transaction costs	—	3,492	29,607	31,653
Adjusted EBITDA	$149,631	$149,865	$570,933	$575,666

	Covenant Requirement	As of December 31, 2016
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 65%	48.6%
Secured indebtedness to Total assets	≤ 40%	22.3%
Consolidated EBITDA / Annual service charge	≥ 1.5x	3.51x
Total unencumbered assets / Total unsecured indebtedness	> 150%	229%

Note:  Balance sheet metrics above are based upon the bond covenants definitions using the trailing 12 months of EBITDA for all properties.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2017 Guidance

Year 2017
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.62 to $1.68
FFO per share - diluted - first quarter (1)	$0.38 to $0.40

Underlying Assumptions to 2017 Guidance (1):
Comparable NOI growth for core properties- fiscal year 2017 (2) (3)	0% to 1.5%
General and administrative expenses (including property allocated overhead)	$52-$56 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$15-$17 million
Assumed property sales	three non-core properties
Assumed joint venture transactions (4)	one transaction - 7 properties
Assumed lender transitions	2 (Mesa/Southern Hills)
Redevelopment spend (3)	$125 to $150 million
Recurring capital expenditures and deferred leasing costs (3)	$65 to $75 million

(1) Guidance excludes non-cash gain in 2017 of approximately $35 million related to Mesa Mall and Southern Hills Mall lender transitions. Also excludes the gain on the sale of 49% interest of seven assets of approximately $130 - $134 million.

(2) Excludes lease termination fees
(3) Includes pro-rata share of joint venture properties
(4) Sell 49% of seven properties to O'Connor in second quarter 2017

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of December 31, 2016

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy %[1]		Store Sales Per Square Foot for 12 Months Ended[1]		Store Occupancy Cost %[1]		% of Total Comp NOI for 12 Months Ended 12/31/16	NOI Growth for 12 Months Ended 12/31/16
		12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15

Community Centers	52	95.9%	96.0%					23.7%	4.4%

Tier 1 -Enclosed retail properties	37	93.6%	93.5%	$399	$398	12.2%	12.3%	53.7%	3.2%
Tier 2 -Enclosed retail properties	21	91.1%	89.0%	$302	$303	13.8%	13.8%	22.6%	-2.6%
Core Enclosed Retail Properties Subtotal	58	92.7%	91.9%	$368	$366	12.6%	12.7%	76.3%	1.4%

Total Core Properties	110	94.0%	93.5%					100%	2.1%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1		TIER 2			NONCORE
Arbor Hills		Anderson Mall			Gulf View Square
Arboretum, The		Boynton Beach Mall			River Oaks Center
Ashland Town Center		Charlottesville Fashion Square			Virginia Center Commons
Bowie Town Center		Chautauqua Mall
Brunswick Square		Colonial Park Mall
Clay Terrace		Cottonwood Mall
Dayton Mall		Indian Mound Mall
Edison Mall		Irving Mall
Grand Central Mall		Lincolnwood Town Center
Great Lakes Mall		Maplewood Mall
Jefferson Valley Mall		Mesa Mall
Lima Mall		New Towne Mall
Lindale Mall		Northtown Mall
Longview Mall		Oak Court Mall
Malibu Lumber Yard		Rolling Oaks Mall
Mall at Fairfield Commons, The		Rushmore Mall
Mall at Johnson City, The		Seminole Towne Center
Markland Mall		Sunland Park Mall
Melbourne Square		Towne West Square
Morgantown Mall		Valle Vista Mall
Muncie Mall		West Ridge Mall
Northwoods Mall
Oklahoma City Properties
Orange Park Mall
Paddock Mall
Pearlridge Center
Polaris Fashion Place
Port Charlotte Town Center
Scottsdale Quarter
Southern Park Mall
The Outlet Collection | Seattle
Town Center at Aurora
Town Center Crossing & Plaza
Waterford Lakes Town Center
Weberstown Mall
Westminster Mall
WestShore Plaza

[1]Metrics only include properties owned and managed as of December 31, 2016. Southern Hills Mall is excluded as it is managed by a third party, although still owned by the Company.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS
Washington Prime Group Inc.
Year-to-date through December 31, 2016

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Enclosed Retail Properties	676	479,494	1,328,704	1,808,198	$31.00	$31.47	$31.34	7.5	4.5	5.4	$19,474	$7,749	$40.61	$5.83
Community Centers	166	455,634	306,650	762,284	$15.78	$17.07	$16.30	8.1	4.7	6.3	$14,224	$425	$31.22	$1.39
Subtotal	842	935,128	1,635,354	2,570,482	$23.59	$28.77	$26.87	7.6	4.5	5.6	$33,698	$8,174	$36.04	$ 5.00

Noncore Properties	30	20,907	46,069	66,976	$19.67	$33.75	$30.85	3.6	4.2	4.1	$35.00	$—	$1.67	$—

Total	872	956,035	1,681,423	2,637,458	$23.54	$28.91	$26.96	7.5	4.5	5.5	$33,733	$8,174	$35.28	$ 4.86

	Base Minimum Rent PSF As of December 31,
	2016		2015
Core Enclosed Retail Properties	$27.69		$27.18
Community Centers	$13.27		$13.07
Total Core Properties	$21.67		$21.63

Note: The leasing results for enclosed properties include stores of 10,000 SF or less, also anchors and office leases are excluded. For open-air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at December 31, 2016.

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the twelve months ended December 31, 2016

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Community Centers:

New	165,853	$20.04	$19.78	$0.26	1.3%
Renewal	268,433	$19.66	$18.66	$1.00	5.4%
All Deals	434,286	$19.81	$19.09	$0.72	3.8%

Core Enclosed Retail Properties:

New	261,762	$36.39	$37.11	$(0.72)	-1.9%
Renewal	1,210,091	$38.67	$39.54	$(0.87)	-2.2%
All Deals	1,471,853	$38.26	$39.11	$(0.85)	-2.2%

Total Core Portfolio:

New	427,615	$30.05	$30.39	$(0.34)	-1.1%
Renewal	1,478,524	$35.22	$35.75	$(0.53)	-1.5%
All Deals	1,906,139	$34.06	$34.55	$(0.49)	-1.4%

Note: The Company's three noncore properties are excluded from these metrics. Only core properties owned and managed at December 31, 2016 are included in the metrics.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of December 31, 2016

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Osterman's Jewelry, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	161	218,677	0.3%	3.2%
L Brands, Inc.	Bath & Body Works, White Barn Candle, Pink, Victoria's Secret, La Senza	127	629,508	1.0%	2.8%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	107	447,024	0.7%	2.2%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Justice & Brothers, Lane Bryant, Loft, Maurice's	130	661,447	1.1%	1.9%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground by Journeys	120	203,186	0.3%	1.4%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	90	228,976	0.4%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	46	258,917	0.4%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	35	402,690	0.6%	1.1%
The Finish Line, Inc.	Finish Line, Jack Rabbit, Running Fit, Texas Running Company	46	252,503	0.4%	1.1%
Advent International Corp.	Charlotte Russe	36	239,567	0.4%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WP Owned Stores

Sears Holding Corporation *	K-Mart, Sears	49	6,929,178	11.0%	1.0%	18
Macy's, Inc.	Macy's	32	5,459,726	8.7%	0.3%	6
JCPenney Company, Inc.	JCPenney	41	5,189,122	8.3%	1.2%	21
Dillard's, Inc.	Dilliards	26	3,690,886	5.9%	0.1%	2
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder Beerman, Herbergers, Younkers	15	1,523,739	2.4%	0.8%	13
Target Corporation	Target, Super Target	11	1,520,830	2.4%	0.0%	1
Kohl's Corporation	Kohl's	13	1,089,873	1.7%	0.8%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	18	1,068,894	1.7%	1.9%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	12	965,537	1.5%	0.4%	8
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.2%	0.1%	1

* Includes 11 stores owned by Seritage Growth Properties

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of December 31, 2016

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	183	—	429,117	429,117	$—	$31.37	2.7%
2017	694	1,583,092	1,912,915	3,496,007	$2.24	$28.36	10.5%
2018	745	1,700,039	2,101,683	3,801,722	$5.36	$29.12	12.8%
2019	608	2,413,470	2,006,749	4,420,219	$4.15	$28.08	12.4%
2020	470	2,092,158	1,643,076	3,735,234	$4.89	$26.80	10.7%
2021	448	2,502,742	1,538,883	4,041,625	$6.02	$25.31	9.8%
2022	294	1,939,503	1,098,031	3,037,534	$3.95	$27.71	7.3%
2023	281	1,850,376	1,160,541	3,010,917	$7.70	$26.39	7.6%
2024	213	582,328	826,128	1,408,456	$3.69	$29.87	4.7%
2025	203	1,376,848	868,629	2,245,477	$15.19	$27.06	5.8%
2026	186	167,790	946,633	1,114,423	$6.92	$26.49	5.2%
2027 and Thereafter	205	12,645,997	716,207	13,362,204	$6.78	$24.93	5.3%
Specialty Leasing Agreements w/ terms in excess of 11 months	760	—	1,807,741	1,807,741	$—	$14.71	5.2%

Community Centers
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	25	28,470	76,495	104,965	$4.50	$19.13	0.7%
2017	111	288,175	354,195	642,370	$5.13	$18.94	5.7%
2018	153	887,634	438,198	1,325,832	$10.61	$17.55	12.3%
2019	159	717,567	504,665	1,222,232	$10.39	$19.51	12.5%
2020	176	1,234,555	550,332	1,784,887	$11.46	$21.71	18.8%
2021	148	1,357,524	432,456	1,789,980	$9.05	$19.74	15.0%
2022	88	985,564	317,019	1,302,583	$8.74	$17.16	9.7%
2023	56	470,543	211,788	682,331	$9.82	$20.42	6.4%
2024	42	459,153	198,008	657,161	$8.82	$18.75	5.6%
2025	39	158,355	108,132	266,487	$12.41	$24.39	3.3%
2026	50	233,057	174,511	407,568	$13.96	$24.04	5.3%
2027 and Thereafter	63	3,486,102	360,020	3,846,122	$8.16	$11.26	4.6%
Specialty Leasing Agreements w/ terms in excess of 11 months	10	—	42,228	42,228	$—	$3.11	0.1%

(1) Does not consider the impact of renewal options that may be contained in leases.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended December 31, 2016	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2016	Three Months Ended December 31, 2015	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2015

New Developments	$6,922	$—	$6,922	$337	$—	$337
Redevelopments, Renovations, and Expansions	$19,163	$3,224	$22,387	$20,456	$7,809	$28,265
Deferred Leasing Costs	$3,359	$475	$3,834	$5,011	$91	$5,102

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$6,764	$828	$7,592	$7,458	$594	$8,052
Operational capital expenditures	12,036	883	12,919	14,054	578	14,632
Total Property Capital Expenditures	$18,800	$1,711	$20,511	$21,512	$1,172	$22,684

	Twelve Months Ended December 31, 2016	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2015

New Developments	$29,740	$—	$29,740	$2,865	$—	$2,865
Redevelopments, Renovations, and Expansions	$75,075	$14,119	$89,194	$84,083	$15,723	$99,806
Deferred Leasing Costs	$14,623	$1,634	$16,257	$16,666	$578	$17,244

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$25,943	$3,311	$29,254	$35,939	$1,819	$37,758
Operational capital expenditures	23,595	1,465	25,060	30,637	815	31,452
Total Property Capital Expenditures	$49,538	$4,776	$54,314	$66,576	$2,634	$69,210

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of December 31, 2016
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)	Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Fairfield Town Center	Houston	TX	Multi-phase retail development (approved phases)	100%	$50,000 - $60,000	7% - 9%	$41,783		2016/2017

Jefferson Valley Mall	Yorktown Heights	NY	New Dick's Sporting Goods, Ulta Cosmetics, and interior/exterior renovation	100%	$40,000 - $42,000	8% - 9%	$33,481		2016 4Q/ 2017 2Q

Lindale Mall	Cedar Rapids	IA	New Kirkland's, Carter's, and OshKosh B'Gosh. New Outparcels for Panda Express, Jared and Five Guys	100%	$3,000 - $5,000	18% - 20%	$2,785		2016 4Q/ 2017 2Q

New Towne Mall	New Philadelphia	OH	Re-tenant Sears anchor space with Dick's Sporting Goods and adding an Ulta Cosmetics	100%	$8,000 - $9,000	8% - 9%	$5,588		2016 4Q/ 2017 2Q

Northwoods Mall	Peoria	IL	Replace former Macy's store with Round 1 as well as additional retail, dining and entertainment uses	100%	$15,000 - $17,000	8% - 9%	$25		2018

Oklahoma Properties (Classen Curve)	Oklahoma City	OK	Add 28,000-32,000 additional square feet with new multi-tenant building	100%	$10,000 - $13,000	10% - 12%	$78		2017 Q4

Outlet Collection | Seattle	Seattle	WA	Replace Marshall's with Dave & Busters and other retail	100%	$4,000 -$5,000	9% - 11%	$—		2018

Pearlridge Center	Aiea	HI	Redevelop downtown section of property, add new outparcels, and new dining and retailers	51%	$16,000 - $18,000	6% - 8%	$367	(4)	2018

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building, New residential and retail development on middle parcel.	51%	$59,800 - $69,800	7% - 8%	$43,445	(4)	2018/2019

Westminster Mall	Westminster	CA	New Sky Zone, Luxe Buffet and John's Incredible Pizza	100%	$6,000 - $7,000	13% - 15%	$2,781		2017 4Q

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process. Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the property. The yield includes near-term renewals.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2018/ 2019.

SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,031	314,842	355,189	12/01/22	4.61%	Fixed	$18,981	$18,981
Arbor Hills	MI	Ann Arbor	95%	87,395	87,395	0	01/01/26	4.27%	Fixed	$25,498	$24,287
Arboretum, The	TX	Austin	100%	199,510	199,510	0
Ashland Town Center	KY	Ashland	100%	433,769	330,379	103,390	07/06/21	4.90%	Fixed	$38,440	$38,440
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,832	270,534	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,101,994	590,440	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	759,537	288,241	471,296	03/01/24	4.80%	Fixed	$73,791	$73,791
Charlottesville Fashion Square	VA	Charlottesville	100%	578,093	354,389	223,704	04/01/24	4.54%	Fixed	$47,878	$47,878
Chautauqua Mall	NY	Lakewood	100%	427,826	422,850	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	576,294	557,418	18,876
Colonial Park Mall	PA	Harrisburg	100%	738,966	363,298	375,668
Cottonwood Mall	NM	Albuquerque	100%	1,051,318	409,741	641,577	04/06/24	4.82%	Fixed	$100,772	$100,772
Dayton Mall	OH	Dayton	100%	1,442,979	771,198	671,781	09/01/22	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,055,036	572,743	482,293
Grand Central Mall	WV	Parkersburg	100%	848,240	735,909	112,331	07/06/20	6.05%	Fixed	$41,149	$41,149
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,748	580,614	707,134
Gulf View Square (3)	FL	Port Richey (Tampa)	100%	756,098	401,451	354,647
Indian Mound Mall	OH	Newark	100%	556,574	463,913	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,170	488,625	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	570,795	405,103	165,692
Lima Mall	OH	Lima	100%	742,867	543,045	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,994	422,993	1	04/01/21	4.26%	Fixed	$50,633	$50,633
Lindale Mall	IA	Cedar Rapids	100%	728,321	477,102	251,219
Longview Mall	TX	Longview	100%	641,559	193,342	448,217
Malibu Lumber Yard	CA	Malibu	100%	31,495	31,495	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,028,695	853,875	174,820
Mall at Johnson City, The	TN	Johnson City	51%	568,310	492,902	75,408	05/06/20	6.76%	Fixed	$50,770	$25,893
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	906,096	323,616	582,480
Markland Mall	IN	Kokomo	100%	417,978	414,498	3,480
Melbourne Square	FL	Melbourne	100%	723,765	419,855	303,910
Mesa Mall	CO	Grand Junction	100%	873,467	430,763	442,704	06/01/16	5.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	556,036	556,036	0
Muncie Mall	IN	Muncie	100%	641,804	387,978	253,826	04/01/21	4.19%	Fixed	$35,326	$35,326
New Towne Mall	OH	New Philadelphia	100%	494,640	494,640	0
Northtown Mall	MN	Blaine	100%	606,751	606,751	0
Northwoods Mall	IL	Peoria	100%	692,260	219,291	472,969
Oak Court Mall	TN	Memphis	100%	846,570	360,753	485,817	04/01/21	4.76%	Fixed	$38,371	$38,371
Oklahoma City Properties	OK	Oklahoma City	99%	281,389	281,389	0
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,282	556,102	403,180
Outlet Collection | Seattle, The	WA	Seattle	100%	921,055	921,055	0	01/14/20	2.27%	Variable	$86,500	$86,500
Paddock Mall	FL	Ocala	100%	548,709	318,152	230,557
Pearlridge Center	HI	Aiea	51%	1,137,492	1,084,215	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
Polaris Fashion Place	OH	Columbus	51%	1,571,322	734,851	836,471	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (4)	FL	Port Charlotte	100%	770,895	486,686	284,209	11/01/20	5.30%	Fixed	$44,021	$44,021
River Oaks Center (3)	IL	Calumet City (Chicago)	100%	1,124,947	620,683	504,264
Rolling Oaks Mall	TX	San Antonio	100%	881,382	285,074	596,308

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Rushmore Mall	SD	Rapid City	100%	827,422	750,946	76,476	02/01/19	5.79%	Fixed	$94,000	$94,000
Scottsdale Quarter	AZ	Scottsdale	51%	713,626	713,626	0	06/01/25	3.53%	Fixed	$165,000	$84,150
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,110,030	596,739	513,291	05/06/21	5.97%	Fixed	$55,592	$12,442
Southern Hills Mall (5)	IA	Sioux City	100%				06/01/16	9.79%	Fixed	$101,500	$101,500
Southern Park Mall	OH	Youngstown	100%	1,206,429	1,010,865	195,564
Sunland Park Mall	TX	El Paso	100%	927,703	332,766	594,937
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,035	341,093	739,942	04/01/21	4.19%	Fixed	$54,250	$54,250
Town Center Crossing & Plaza	KS	Leawood	51%	672,373	535,812	136,561	02/01/27	4.25%	Fixed	$35,204	$17,954
							02/01/27	5.00%	Fixed	$70,944	$36,181
Towne West Square	KS	Wichita	100%	943,715	447,181	496,534	06/01/21	5.61%	Fixed	$47,051	$47,051
Valle Vista Mall	TX	Harlingen	100%	650,623	492,222	158,401	05/10/17	5.35%	Fixed	$40,000	$40,000
Virginia Center Commons (3)	VA	Glen Allen	100%	774,619	433,710	340,909
Waterford Lakes Town Center	FL	Orlando	100%	966,074	691,574	274,500
Weberstown Mall	CA	Stockton	100%	858,550	263,730	594,820	06/08/21	2.52%	Variable	$65,000	$65,000
West Ridge Mall	KS	Topeka	100%	996,014	391,903	604,111	03/06/24	4.84%	Fixed	$41,413	$41,413
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,215,005	442,313	772,692	04/01/24	4.65%	Fixed	$81,468	$81,468
WestShore Plaza	FL	Tampa	100%	1,076,400	847,938	228,462	10/01/17	2.82%	Variable	$99,600	$99,600
Enclosed Retail Properties Total				47,948,152	29,460,401	18,487,751				$2,237,902	$1,807,706

Community Centers
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,641	385,096	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Canyon View Marketplace	CO	Grand Junction	100%	43,053	43,053	0	11/06/23	5.47%	Fixed	$5,390	$5,390
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	262,020	226,907	35,113	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	228,642	120,642	108,000
Forest Plaza	IL	Rockford	100%	434,839	414,542	20,297	10/10/19	7.50%	Fixed	$16,544	$16,544
Gaitway Plaza (4)	FL	Ocala	99%	208,039	207,239	800
Gateway Centers	TX	Austin	100%	512,339	403,336	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	01/01/18	3.17%	Fixed	$12,155	$12,155
Keystone Shoppes	IN	Indianapolis	100%	29,126	29,126	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,568	124,939	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	311,960	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,854	356,417	30,437	10/10/19	7.50%	Fixed	$15,499	$15,499
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	146,774	146,774	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$23,197	$23,197
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400

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PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2016

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Community Centers
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	0
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,443	$6,443
North Ridge Shopping Center	NC	Raleigh	100%	169,796	164,396	5,400	12/01/22	3.41%	Fixed	$12,264	$12,264
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	100%	405,925	372,088	33,837	08/01/21	5.49%	Fixed	$35,461	$35,461
Plaza at Buckland Hills, The	CT	Manchester	100%	327,785	216,886	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	239,050	229,162	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,430	73,154	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,952	191,999	10,953
Shops at Arbor Walk, The	TX	Austin	100%	458,469	280,315	178,154	08/01/21	5.49%	Fixed	$40,078	$40,078
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,548	290,009	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	4.84%	Fixed	$10,353	$10,353
West Town Corners (4)	FL	Altamonte Springs (Orlando)	100%	382,423	233,805	148,618
Westland Park Plaza (4)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	404,879	248,533	156,346	10/10/19	7.50%	Fixed	$12,887	$12,887
Whitehall Mall	PA	Whitehall	100%	613,731	598,857	14,874	11/01/18	7.00%	Fixed	$9,266	$9,266
Wolf Ranch	TX	Georgetown (Austin)	100%	632,253	420,067	212,186
Community Centers Total				14,888,508	10,178,240	4,710,268				$215,537	$215,537

Total				62,836,660	39,638,641	23,198,019				$2,453,439	$2,023,243

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of extension options.
(3) Noncore property. Virginia Center Commons was sold January 10, 2017. Gulf View Square and River Oaks Center were sold February 21, 2017.
(4) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(5) While the Company still owns the property, the special servicer has transferred management to a third party. Accordingly, operating metrics are excluded for this property.

SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2016
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$14,908	$60,705
Overage rent	774	2,082
Tenant reimbursements	6,433	24,033
Other income	452	1,272
Total revenues	22,567	88,092

Expenses:
Property operating	(5,037)	(20,251)
Real estate taxes	(2,171)	(8,737)
Advertising and promotion	(348)	(1,224)
Total recoverable expenses	(7,556)	(30,212)
Depreciation and amortization	(9,205)	(39,534)
Provision for credit losses	(169)	(777)
General and administrative	—	(31)
Ground rent	(972)	(3,768)
Total operating expenses	(17,902)	(74,322)

Operating Income	4,665	13,770

Interest expense, net	(3,907)	(16,006)
Income and other taxes	99	(26)
Gain on disposition of interests in properties, net	—	517
Income (loss) from unconsolidated entities, net	$857	$(1,745)

Note: The amounts above represent the Company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

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NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

December 31, 2016 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$885,508
Construction in progress	10,511
896,019
Less: accumulated depreciation	71,369
824,650

Cash and cash equivalents	8,116
Tenant receivables and accrued revenue, net (see below)	9,640
Deferred costs and other assets (see below)	67,856
Total assets	$910,262

Liabilities:
Mortgage notes payable	$422,210
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	58,260
Total liabilities	480,470

Equity:
Stockholders' equity
Capital in excess of par value	429,792
Total equity	429,792
Total liabilities and equity	$910,262

Supplemental Balance Sheet Detail:

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$4,047
Tenant receivable	2,206
Allowance for doubtful accounts, net	(880)
Unbilled receivables and other	4,267
Total	$9,640

Deferred costs and other assets:
Deferred leasing, net	$13,204
In place lease intangibles, net	28,552
Acquired above market lease intangibles, net	19,201
Mortgage and other escrow deposits	5,775
Prepaids, notes receivable and other assets, net	1,124
Total	$67,856

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$15,765
Below market leases, net	35,642
Other	6,853
Total	$58,260

Note: The amounts above represent the Company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized re-measurement adjustment of derivative instrument.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For Community Centers, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the current quarter and year-to-date period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 23